---------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 21, 2003


                             SDC International, Inc.
                        --------------------------------

       Delaware                     0-27520                     75-2583767
------------------------     ----------------------     ------------------------
    (State or other             (Commission File               (IRS Employer
     jurisdiction                    Number)                Identification No.)
   of incorporation)



           777 S. Flagler
           8th Floor West
        West Palm Beach, Florida                                   33401
--------------------------------------------------------------------------------
   (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:  (561) 882-9300
                                                   ----------------------------

                                       N/A
       ------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.   Other Events.

      SDC International, Inc. issued a press release on January 21, 2003, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(c)       Exhibits

      Exhibit No.       Description
      -----------       -----------

      99.1 Press release issued by SDC International, Inc., dated January 21, 2003.

                                   SIGNATURES
                                   ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              SDC INTERNATIONAL, INC.


                              By: /s/ Ronald A. Adams
                                  ------------------------------------
                                  Ronald A. Adams
                                  Chief Executive Officer and
                                  Acting Chief Financial Officer
                                  (Principal Financial and Accounting
                                  Officer and Duly Authorized Officer)

Date:  January 23, 2003

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1              Press release issued by SDC International, Inc., dated January
                  21, 2003.